Exhibit 99.1

PRESS RELEASE

P10 Reports First Quarter 2022 Results

Results Driven by a 32% Increase in Year-Over-Year Revenue and a 34% Increase in Year-

Over-Year Fee Paying Assets Under Management. Company Implements Regular Quarterly Cash

Dividend of $.03 Per Share and Stock Repurchase Program

Dallas, Texas – May 12, 2022 – P10, Inc. (NYSE: PX), a leading private markets solutions provider, today reported financial results for the first quarter ended March 31, 2022.

First Quarter 2022 Financial Highlights:

•	Fee Paying Assets Under Management: $17.6 billion, a 34% increase year-over-year.

•	Revenue: $43.3 million, a 32% increase year-over-year.

•	GAAP Net Income: $7.8 million, a 188% increase year-over-year.

•	Adjusted EBITDA: $22.5 million, a 31% increase year-over-year.

•	Adjusted Net Income: $22.3 million, an 84% increase year-over-year.

•	Fully diluted GAAP EPS: $.06, a 160% increase year-over-year.

•	Fully diluted ANI per share: $.18, a 65% increase year-over-year.

•	Declaration of Dividend

The Board of Directors of the Company has declared a quarterly cash dividend of $0.03 per share of Class A and Class B common stock, payable on June 20, 2022, to the holders of record as of the close of business on May 31, 2022.

•	Approval of Stock Buyback

The Company announced that its Board of Directors has authorized a stock buyback program pursuant to which P10 may purchase up to $20 million of P10’s outstanding shares of Class A and Class B Common Stock, par value $0.001 per share. P10 intends to fund the program through available cash balances and future operating cash flows. These shares may be repurchased from time to time in the open market at prevailing market prices, in privately negotiated transactions, in block trades, in accordance with Rule 10b5-1 trading plans and/or through other legally permissible means. The timing and amount of any repurchases pursuant to the program will depend on various factors including, the market price of its Class A Common Stock, trading volume, ongoing assessment of P10’s working capital needs, general market conditions, and other factors. The buyback program does not obligate P10 to acquire any particular amount of common stock and it may be terminated or amended by the Board of Directors at any time.

Robert Alpert, Chairman and Co-CEO, and Co-CEO Clark Webb said, “In the first quarter, we performed well against our budget and demonstrated the unique qualities of our business model. Our revenues are primarily composed of management fees on long-term, locked-up capital while carry stays with the investment teams. The result is a more predictable model that benefits from multiple vintages and a diversified set of investment solutions. The announcement of a regular cash dividend and a stock repurchase program reflects the beauty of our business model, with strong cash flow and nearly infinite returns on capital. We are well positioned for continued growth.”

A presentation of the first quarter financials may be accessed HERE and is available on the Company’s website.

Conference Call Details:

The company will host a conference call at 4:30 p.m. Eastern Time on Thursday, May 12, 2022. The call will be webcast live and may be accessed HERE

All participants joining by telephone should dial one of the following numbers, followed by the Participant Code provided:

U.S. (toll free):	1-844-200-6205
U.S. (local):	1-646-904-5544
Canada (local):	1-226-828-7575
All other locations:	+1-929-526-1599

Participant Access Code:	947750

For those unable to participate in the live call, a replay will be made available on P10’s investor relations page.

About P10

P10 is a leading multi-asset class private markets solutions provider in the alternative asset management industry. P10’s mission is to provide its investors differentiated access to a broad set of investment solutions that address their diverse investment needs within private markets. As of March 31, 2022, P10 has a global investor base of over 2,500 investors across 49 states, 53 countries and six continents, which includes some of the world’s largest pension funds, endowments, foundations, corporate pensions and financial institutions. Visit www.p10alts.com.

Forward Looking Statements

Some of the statements in this release may constitute “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, Section 21E of the Securities Exchange Act of 1934 and the Private Securities Litigation Reform Act of 1995. Words such as “will,” “expect,” “believe,” “estimate,” “continue,” “anticipate,” “intend,” “plan” and similar expressions are intended to identify these forward-looking statements. Forward-looking statements discuss management’s current expectations and projections relating to our financial position, results of operations, plans, objectives, future performance, and business. The inclusion of any forward-looking information in this release should not be regarded as a representation that the future plans, estimates or expectations contemplated will be achieved. Forward-looking statements are subject to various risks, uncertainties, and assumptions. Forward-looking statements reflect management’s current plans, estimates and expectations and are inherently uncertain. All forward-looking statements are subject to known and unknown risks, uncertainties and other important factors that may cause actual results to be materially different, including risks relating to: global and domestic market and business conditions; successful execution of business and growth strategies and regulatory factors relevant to our business; changes in our tax status; our ability to maintain our fee structure; our ability to attract and retain key employees; our ability to manage our obligations under our debt agreements; as well as assumptions relating to our operations, financial results, financial condition, business prospects, growth strategy; and our ability to manage the effects of events outside of our control. The foregoing list of factors is not exhaustive. For more information regarding these risks and uncertainties as well as additional risks that we face, you should refer to the “Risk Factors” included in our annual report on Form 10-K for the year ended December 31, 2021, filed with the U.S. Securities and Exchange Commission (“SEC”) on March 21, 2022, and in our subsequent reports filed from time to time with the SEC. The forward-looking statements included in this release are made only as of the date hereof. We undertake no obligation to update or revise any forward-looking statement as a result of new information or future events, except as otherwise required by law.

Use of Non-GAAP Financial Measures by P10, Inc.

The non-GAAP financial measures contained in this press release (including, without limitation, Adjusted EBITDA, Adjusted Net Income and fee-paying assets under management) are not GAAP measures of the Company’s financial performance or liquidity and should not be considered as alternatives to net income (loss) as a measure of financial performance or cash flows from operations as measures of liquidity, or any other performance measure derived in accordance with GAAP. A reconciliation of such non-GAAP measures is included in the presentation of the first quarter 2022 financials. The Company believes the presentation of these non-GAAP measures provide useful additional information to investors because it provides better comparability of ongoing operating performance to prior periods. It is reasonable to expect that one or more excluded items will occur in future periods, but the amounts recognized can vary significantly from period to period. Fee paying assets under management reflects the assets from which we earn management and advisory fees. Our vehicles typically earn management and advisory fees based on committed capital, and in certain cases, net invested capital, depending on the fee terms. Management and advisory fees based on committed capital are not affected by market appreciation or depreciation. You are encouraged to evaluate each adjustment to non-GAAP financial measures and the reasons management considers it appropriate for supplemental analysis. Our presentation of these measures should not be construed as an inference that our future results will be unaffected by unusual or non-recurring items.

Ownership Limitations

P10’s Certificate of Incorporation contains certain provisions for the protection of tax benefits relating to P10’s net operating losses. Such provisions generally void transfers of shares that would result in the creation of a new 4.99% shareholder or result in an existing 4.99% shareholder acquiring additional shares of P10.

P10 Press and Investor Contact:

info@p10alts.com

First Quarter 2022 Results Earnings Presentation

Legal Disclaimer

IMPORTANT NOTICES

The inclusion of references to P10, Inc. (the "Company") in this presentation is for information purposes only as the holding company of various subsidiaries. P10 does not offer investment advisory services and this presentation is neither an offer of any investment products nor an offer of advisory services by P10. By accepting this presentation, you acknowledge that P10 is not offering investment advisory services. All investment advisory services referenced in this presentation are provided by subsidiaries of P10 which are registered as investment advisers with the U.S. Securities and Exchange Commission ("SEC"). Accordingly, this presentation may be considered marketing materials, in which event it would be marketing materials of each registered investment adviser subsidiary only. To the extent you have any questions regarding this presentation, please direct them to the applicable subsidiary. Registration as an investment adviser does not imply any level of skill or training. This presentation does not constitute an offer to sell, a solicitation of an offer to buy, or a recommendation of any security or any other investment product. Any securities described herein have not been recommended by any U.S. federal or state or non-U.S. securities commission or regulatory authority, including the SEC. Furthermore, the foregoing authorities have not confirmed the accuracy or determined the adequacy of this document. Any representation to the contrary is a criminal offense. Nothing herein is intended to provide tax, legal or investment advice.

Caution Regarding Forward-Looking Information

Some of the statements in this presentation may constitute "forward-looking statements" within the meaning of Section 27A of the Securities Act of 1933, Section 21E of the Securities Exchange Act of 1934 and the Private Securities Litigation Reform Act of 1995. Words such as "will," "expect," "believe," "estimate," "continue," "anticipate," "intend," "plan" and similar expressions are intended to identify these forward-looking statements. Forward-looking statements discuss management's current expectations and projections relating to our financial position, results of operations, plans, objectives, future performance and business. The inclusion of any forward-looking information in this presentation should not be regarded as a representation that the future plans, estimates or expectations contemplated will be achieved. Forward-looking statements are subject to various risks, uncertainties and assumptions. Forward-looking statements reflect management's current plans, estimates and expectations and are inherently uncertain. All forward-looking statements are subject to known and unknown risks, uncertainties and other important factors that may cause actual results to be materially different, including risks relating to: global and domestic market and business conditions; successful execution of business and growth strategies and regulatory factors relevant to our business; changes in our tax status; our ability to maintain our fee structure; our ability to attract and retain key employees; our ability to manage our obligations under our debt agreements; as well as assumptions relating to our operations, financial results, financial condition, business prospects, growth strategy; and our ability to manage the effects of events outside of our control. The foregoing list of factors is not exhaustive. For more information regarding these risks and uncertainties as well as additional risks that we face, you should refer to the "Risk Factors" included in our annual report on Form 10-K for the year ended December 31, 2021, filed with the SEC on March 21, 2022, and in our subsequent reports filed from time to time with the SEC. The forward-looking statements included in this presentation are made only as of the date hereof. We undertake no obligation to update or revise any forward-looking statement as a result of new information or future events, except as otherwise required by law.

Caution Regarding Financial and Operating Projections

All financial and operating projections, forecasts or estimates about or relating to the Company included in this document, including statements regarding pro-forma valuation and ownership, have been prepared based on various estimates, assumptions and hypothetical scenarios. Forecasts and projections of financial performance, valuation and operating results are, by nature, speculative and based in part on anticipating and assuming future events (and the effects of future events) that are impossible to predict and no representation of any kind is made with respect thereto. The Company's future results and achievements will depend on a number of factors, including the accuracy and reasonableness of the assumptions underlying any forecasted information as well as on significant transaction, business, economic, competitive, regulatory, technological and other uncertainties, contingencies and developments that in many cases will be beyond the Company's control. Accordingly, all projections or forecasts (and estimates based on such projections or forecasts) contained herein should not be viewed as an assessment, prediction or representation as to future results and interested parties should not rely, and will not be deemed to have relied, on any such projections or forecasts. Actual results may differ substantially and could be materially worse than any projection, forecast or scenario set forth in this document. The Company expressly disclaims any obligation to update or revise any of the projections, forecasts, models or scenarios contained herein to reflect any change in the Company's expectations with regard thereto or any changes in events, conditions or circumstances on which any such statement is based.

First Quarter 2022 Results

P10

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Legal Disclaimer (continued)

Fee-Paying Assets Under Management, or FPAUM

FPAUM reflects the assets from which we earn management and advisory fees. Our vehicles typically earn management and advisory fees based on committed capital, and in certain cases, net invested capital, depending on the fee terms. Management and advisory fees based on committed capital are not affected by market appreciation or depreciation.

Use of Non-GAAP Financial Measures by P10, Inc.

The non-GAAP financial measures contained in this presentation (including, without limitation, Adjusted EBITDA, Adjusted Net Income ("ANI") and fee-paying assets under management are not GAAP measures of the Company's financial performance or liquidity and should not be considered as alternatives to net income (loss) as a measure of financial performance or cash flows from operations as measures of liquidity, or any other performance measure derived in accordance with GAAP. A reconciliation of such non-GAAP measures to their most directly comparable GAAP measure is included later in this presentation. The Company believes the presentation of these non-GAAP measures provide useful additional information to investors because it provides better comparability of ongoing operating performance to prior periods. It is reasonable to expect that one or more excluded items will occur in future periods, but the amounts recognized can vary significantly from period to period. Adjusted EBITDA and adjusted net income should not be considered substitutes for net income or cash flows from operating, investing, or financing activities. You are encouraged to evaluate each adjustment to non-GAAP financial measures and the reasons management considers it appropriate for supplemental analysis. Our presentation of these measures should not be construed as an inference that our future results will be unaffected by unusual or non-recurring items.

First Quarter 2022 Results

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Today’s Presenters Robert Alpert C. Clark Webb Fritz Souder Co-CEO and Chairman Co-CEO COO Amanda Coussens Mark Hood CFO and CCO EVP of Operations and Investor Relations First Quarter 2022 Results 4

First Quarter 2022 Highlights

Strong organic growth drives durable earnings power

Financial

- Fee paying assets under management (FPAUM) were $17.6Bn, an increase of 34% compared to March 31, 2021. In the quarter, $720 million of fundraising and capital deployment was offset by $395 million in stepdowns and expirations[1].

	Three Months Ended		
Financial Results ($ in Millions)	March 31, 2022	March 31, 2021	Q1'22 vs Q1'21
Actual FPAUM ($Bn)	$ 17.6	$ 13.1	34%
Pro Forma FPAUM ($Bn)[2]	$ 17.6	$ 13.9	27%
GAAP Financial Metrics			
Revenue	$ 43.3	$ 32.8	32%
Operating Expenses	$ 31.7	$ 24.2	31%
GAAP Net Income	$ 7.8	$ 2.7	188%
Fully Diluted GAAP EPS	$ 0.06	$ 0.02	160%
Non-GAAP Financial Metrics			
GAAP Revenue	$ 43.3	$ 32.8	32%
Adjusted EBITDA [3]	$ 22.5	$ 17.1	31%
Adjusted EBITDA Margin	52%	52%	
Adjusted Net Income [3]	$ 22.3	$ 12.1	84%
Fully Diluted ANI EPS [4]	$ 0.18	$ 0.11	65%

Notes:
1. For the trailing twelve months, expirations and stepdowns totaled $897 million. There is an additional $684 million in expected stepdowns and expirations for the remainder of 2022.
2. FPAUM on a pro forma basis assumes the acquisitions of Bonaccord and Hark were completed as of January 1, 2021.
3. Adjusted EBITDA and Adjusted Net Income are non-GAAP financial measures. Please refer to the Non-GAAP Financial Measures slide for a reconciliation of non-GAAP to GAAP measures.
4. Fully Diluted ANI EPS calculations include the total of all common shares, stock options under the treasury stock method, and the redeemable non-controlling interests of P10 Intermediate converted to Class B stock as of each period presented.

First Quarter 2022 Results

P10

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First Quarter 2022 Highlights

Key Business Drivers

- Fee paying assets under management (FPAUM) were $17.6Bn, an increase of $4.5Bn, or 34%, when compared to March 31, 2021, actuals
- Organic FPAUM[1] grew by $3.7Bn, or 27%, when compared to March 31, 2021, pro forma FPAUM
- Organic growth was driven by more than a dozen funds[2] that were active in the market fundraising or deploying capital
- Capital raised and deployed was $720 million in the quarter

Capital Markets

- February 24, 2022, the Company made a $25 million debt paydown on the revolver, further reducing our debt balance and subsequently our interest expense
- As of today, we have $125 million outstanding on the term portion of the loan and $65.9 million outstanding on the revolver. We have $59.1 million available on the revolver and $125 million available as an accordion feature on the existing credit facility
- March 15, 2022, signed an agreement to repurchase 1,120,000 stock options from a former Active Power executive[3] for $12,465,960 of cash, which was paid in April 2022
- March 31, 2022, Class A shares outstanding were 35,686,073 and Class B shares outstanding were 81,506,674
- May 12, 2022, declared a quarterly cash dividend of $0.03 per share for Class A and B stock, payable on June 20, 2022, to holders of record as of the close of business on May 31, 2022
- May 12, 2022, announced a $20 million stock repurchase

Notes:
1. Organic FPAUM on a pro forma basis assumes the acquisitions of Bonaccord and Hark were completed as of January 1, 2021.
2. "Active funds" does not include funds raising capital in the market that have not yet had their first close.
3. P10 operated as Active Power, Inc. until a name change in November 2016.

First Quarter 2022 Results

P10

6

First Quarter 2022 Highlights ïƒ¬ April 29, 2022, filed 2022 Proxy statement and announced the 2022 Annual Meeting of Stockholders will be held at 4514 Cole Ave, 3rd Floor, Dallas, TX 75205 at 9:00 a.m., local time, on Friday, June 17, 2022 for the following purposes: ïƒ¬ To elect the following nominees as Class I Directors to serve for a term of three years: C. Clark Webb, Scott Gwilliam, and Edwin Poston ïƒ¬ To approve an amendment to the 2021 Stock Incentive Plan to increase the number of shares issuable under the Plan by 5 million shares which the Company expects to issue as options or RSUs over the next two yearsïƒ¬ To ratify the selection of KPMG LLP as our Independent Registered Public Accounting Firm for our fiscal year ending December 31, 2022ïƒ¬ To transact such other business as may properly come before the meeting or any adjournment thereof 1. Notes: The vesting schedule for unvested options is 5 years, beginning with the first shares to vest on January 30th, 2023. 2. 3. The The vesting vesting schedule schedule for for unvested unvested RSAs RSUs is is 11 year, year, beginning beginning with with the the first first shares shares to to vest vest on on August December 1st, 28th, 2022. 2022. First Quarter 2022 Results 7

Preeminent Investment Teams Delivering Best-in-Class Performance

Superior Track Record Across a Broad Range of Portfolio Solutions[1]

RCP|Advisors

Fund	Vintage	Fund Size ($M)	Called Capital	Net IRR	Net ROIC
Fund-of-Funds (performance as of 9/30/2021, fund size as of 3/31/2022)					
Fund I	2003	$92	105%	14.1%	1.8x
Fund II	2005	$140	109%	8.2%	1.5x
Fund III	2006	$225	107%	6.8%	1.4x
Fund IV	2007	$265	110%	14.4%	2.0x
Fund V	2008	$355	121%	13.4%	1.7x
Fund VI	2009	$285	114%	16.4%	2.1x
Fund VII	2011	$300	109%	18.1%	2.2x
Fund VIII	2012	$268	112%	21.5%	2.2x
Fund IX	2014	$350	105%	19.3%	1.8x
Fund X	2015	$332	103%	18.1%	1.6x
SEF	2017	$179	77%	26.8%	1.7x
Fund XI	2017	$315	86%	28.0%	1.7x
Fund XII	2018	$382	74%	18.9%	1.3x
Fund XIII	2019	$397	43%	-	-
Fund XIV	2020	$394	23%	-	-
SEF II	2020	$123	7%	-	-
Fund XV	2021	$435	6%	-	-
Fund XVI	2022	$422	1%	-	-
Secondary Funds (performance as of 9/30/2021, fund size as of 3/31/2022)					
SOF I	2009	$264	112%	22.0%	1.8x
SOF II	2013	$425	108%	11.6%	1.4x
SOF III	2018	$400	66%	64.6%	1.7x
SOF III Overage	2020	$87	43%	145.7%	1.5x
SOF IV	2021	$388	1%	-	-
Co-Investment Funds (performance as of 9/30/2021, fund size as of 3/31/2022)					
Direct I	2010	$109	82%	37.8%	3.0x
Direct II	2014	$250	87%	29.2%	2.6x
Direct III	2018	$385	78%	24.9%	1.4x
Direct IV	2021	$567	3%	-	-

TrueBridge Capital Partners

Fund	Vintage	Fund Size ($M)	Called Capital	Net IRR	Net ROIC
Fund-of-Funds (performance as of 12/31/2021, fund size as of 3/31/2022)					
Fund I	2007	$311	93%	14.0%	3.1x
Fund II	2010	$342	83%	24.0%	6.0x
Fund III	2013	$409	92%	25.0%	4.0x
Fund IV	2015	$408	91%	45.6%	4.3x
Fund V	2017	$460	89%	69.0%	2.9x
Fund VI	2019	$611	46%	97.0%	1.6x
Fund VII	2021	$758	4%	-	-
Fund-of-Funds (performance as of 12/31/2021, fund size as of 3/31/2022)					
Direct Fund I	2015	$125	95%	43.7%	3.7x
Direct Fund II	2019	$196	93%	76.2%	1.9x
Direct Fund III	2021	$47	0%	-	-

EnhancedCapital

Fund	Vintage	Invested ($M)	Called Capital	Net IRR	Net ROIC
Impact Funds (performance and fund size as of 12/31/2021)					
Impact Credit	-	$659	-	7.5%	1.3x
Impact Equity	-	$482	-	20%+	1.2x

Notes:
1. See performance disclosure notes at the back of this presentation

First Quarter 2022 Results

P10

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Preeminent Investment Teams Delivering Best-in-Class Performance Superior Track Record Across a Broad Range of Portfolio Solutions(1) Fund Vintage Fund Size ($M) Called Capital Net IRR Net ROIC Fund Vintage Fund Size ($M) Called Capital Net IRR Net ROIC Equity Funds NAV Lending Funds (performance and fund size as of 12/31/2021) (performance as of 12/31/2021, fund size as of 3/31/2022) Fund I 1998 $101 94% 12.7% 2.1x Fund I 2013 $106 119% 11.0% 1.3x Fund II 2007 $152 99% 12.4% 1.7x Fund II 2017 $203 75% 12.1% 1.3x Fund III 2013 $230 94% 24.5% 2.4x Fund III 2021 $400 34% —Fund IV 2019 $230 35% — Credit Funds (performance and fund size as of 12/31/2021) Fund I 2006 $162 93% 12.2% 2.0x Fund II 2011 $227 100% 8.1% 1.6x Fund Vintage Fund Size ($M) Called Capital Net IRR Net ROIC Fund III 2016 $289 74% 16.5% 1.6x GP Stakes Funds Fund IV 2021 $357 15% — (performance as of as of 12/31/2021, fund size as of 3/31/2022) Fund I 2019 $732 47% 30% 1.2x 1. Notes: See performance disclosure notes at the back of this presentation First Quarter 2022 Results 9

Fee Management Paying Assets    Under First Quarter 2022 Results

FPAUM and Average Fee Rate Detail

Robust Organic FPAUM Growth and Stable, Attractive Fee Rates

Organic FPAUM Growth [1]


($Bn)
22% CAGR
9.6
11.9
13.4
17.3
17.6
2018PF
2019PF
2020PF
2021PF
Q1'22 PF
Organic FPAUM Growth
24%
12%
29%
3%

Average Fee Rate [2]


(Bps)
Average Q1-22A Fee Rate: 99bps
Quarterly average fee rates show the basis points attributable to base management fees and catch-up fees. On an annual basis, average fee rates continue to be stable at 100bps (3)
1
4
8
2
97
96
100
97
Q2'21A
Q3'21A
Q4'21A
Q1'22A
Average FPAUM (Bn)
13.6
14.7
16.3
17.4

Notes:
1. Organic FPAUM is calculated on a pro forma basis assuming the acquisitions of Five Points, TrueBridge, Enhanced, Bonaccord, and Hark were completed as of January 1, 2018.
2. The average fee rates shown in the graph are calculated as actual average FPAUM as a quotient of actual revenue.
3. Catch-up fees are earned from investors that committed during the fundraising period of funds originally launched in prior periods, and as such the investors are required to pay a catch-up fee as if they had committed to the fund at the first closing. While catch-up fees are not a significant component of our overall revenue stream, they may result in a temporary increase in our revenues in the period in which they are recognized.
4. "PF" refers to calculations made on a pro forma basis. "A" refers to calculations made on an actual basis.

First Quarter 2022 Results

P10

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Organic Fee-Paying AUM Growth Model [1]

Long-Term Contractually Locked Up Funds Ensure Highly Sticky FPAUM Base



13.4
3.7
0.7
(0.5)
17.3
0.5
0.2
(0.4)
17.6
Dec-20 PF
Raised
Deployed
Stepdowns Expirations NAV
Dec-21 A
Raised
Deployed
Stepdowns Expirations NAV
Mar-22 A

Breakdown of FPAUM Flows

Increase / Decrease	Impact	Description
Capital Raised	⬆⬆	Represents new commitments to funds that earn fees on a committed capital fee base
Capital Deployed	⬆	In certain vehicles, fees are based on capital deployed, as such increasing FPAUM
NAV Change [2]	–	NAV change consists primarily of the impact of market value appreciation (depreciation) from vehicles that earn fees on a NAV basis

Increase / Decrease	Impact	Description
Scheduled Fee Base Stepdowns [3]	⬇	Contractual reduction in fee base – timing known at outset of vehicle launch. Most vehicles do not change the charging basis from committed to invested capital upon stepdown
Fee Period Expirations [3]	⬇	Decreases in FPAUM due to fund expirations

Notes:
1. Organic FPAUM on a pro forma basis assumes the acquisitions of Bonaccord and Hark were completed as of January 1, 2020.
2. NAV change impact on P10's overall FPAUM is de minimis and relates to only one vehicle. For simplicity, the NAV change impact on FPAUM is grouped with the Stepdown and Expiration amounts (the NAV change in FY 2021 was ~$13M).
3. Decreases in FPAUM from Fee Based Stepdowns and Expirations are combined with NAV changes in the above graph. FY 2021 Stepdowns and Expirations were $485M and $61M, respectively. Furthermore, we expect remaining 2022 stepdowns and expirations to be $419 million and $265 million, respectively. In the trailing twelve months, stepdowns and expirations totaled $897 million.

First Quarter 2022 Results

P10

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Premier Private Markets Solutions Provider Exceptionally Well-Positioned in the Private Markets Ecosystem Private Markets Ecosystem We are a specialized private market solutions provider. As LPs entrust us with capital, we strengthen our relationships with high performing, difficult to access fund managers. These relationships drive additional investment opportunities, source more data, enable portfolio optimization, enhance returns, and in turn, attract new LPs. Our position within the private markets ecosystem is reinforced by our synergistic multi-asset class solutions extracting sourcing opportunities from our vast network of GPs and portfolio companies. Primary Solutions Limited Partners (LPs) Public Pensions Endowments & Foundations Family Offices Corporate Pensions Direct & Co-Investments High Net Worth Financial Institutions Wealth Managers Sovereign Wealth Funds Secondary Investments Large, Global, High Quality LP Base of 2,500+ Proprietary Database and Analytics Platform Supported Synergistic Multi-Asset Class Private Market Solutions Institutional and High Net Worth Investors by Seasoned Team of 93 Investment Professionals Network of 220+ GPs Driving Cross-Solution Sourcing Opportunities First Quarter 2022 Results 13

Premier Private Markets Solutions Provider

Comprehensive Suite of Private Market Vehicles [1]

	Primary Solutions	Direct and Co-Investments	Secondary Investments
Asset Classes	• Private Equity • Venture Capital	• Private Equity • Venture Capital • Private Credit • Impact Investing	• Private Equity
Structure Description	• Invests in diversified portfolio of funds across asset classes with defined investment strategies	• Direct and Co-investments alongside leading GPs • Invests in secured unitranche, second lien, mezzanine loans and equity • GP Stakes	• Secondary purchaser of LP interests in private equity funds • Focused exclusively on middle and lower middle market private equity funds
Value Proposition	• Provides instant fund diversification to investors • Differentiated access to relationship-driven middle and lower middle market sectors • Specialized underwriting skills and expertise to select the best managers • Offered in both commingled investment vehicles and customized separate accounts • Robust database and analytics platform	• Extensive built-in network of fund managers results in significant actionable deal flow • Deals sourced from GP relationships and trusted advisors with preferred economic terms • Ability to leverage extensive fund manager diligence and insights as part of investment selection process • Well-diversified portfolio across industry, sponsor, and geography • Offered in both commingled investment vehicles and customized separate accounts • Robust database and analytics platform	• Ability to purchase interests at a discount • Ability to leverage extensive fund manager diligence and insights as part of investment selection process • Shorter holding period and earlier cash returns • Countercyclical nature • Reduced blind pool risk • Offered through commingled investment vehicles • Robust database and analytics platform
FPAUM[2] ($Bn)	$10.9Bn	$5.4Bn	$1.3Bn

Notes:
1. Any discussion in this Presentation of past, committed to, or potential transactions should not be relied upon as any indication of future deal flow. There can be no assurance that any potential transactions described herein will be consummated. Diversification does not guarantee a profit or protect against a loss in declining markets.
2. FPAUM as of March 31, 2022.

First Quarter 2022 Results
P10
14

Fee Paying Assets Under Management Across Diversified Vehicles Multi-Asset Investment Platform with Strong Organic Growth Diversified Base and Growth Across Vehicles Key Metrics FPAUM Composition Primary Solutions (As of Q1’22) Primary Solutions62% Total FPAUM Direct & Co-Investments 31% $17.6Bn Secondary Investments 7% Direct & Co-Investments Organic FPAUM Growth (1) (From Q4’20 to Q1’22) Secondary Investments Organic Primary Solutions59% FPAUM Growth Direct & Co-Investments 31% $4.2Bn Secondary Investments 10% 1. Notes: Organic FPAUM on a pro forma basis assumes the acquisitions of Bonaccord and Hark were completed as of December 31, 2020. First Quarter 2022 Results 15

Financial Highlights First Quarter 2022 Results

Consolidated Statements of Operations (1) Revenues Management and advisory fees $ 43,027 $ 32,573 32% Other revenue $ 254 $ 195 30% Total revenues $ 43,281 $ 32,768 32% Operating Expenses Compensation and benefits 18,494 11,936 55% Professional fees 2,612 2,731 -4% General, administrative and other 4,112 2,037 102% Contingent consideration expense 127 28 354% Amortization of intangibles 6,181 7,484 -17% Strategic alliance expense 152 — N/A Total operating expenses $ 31,678 $ 24,216 31% Income From Operations $ 11,603 $ 8,552 36% Other (Expense)/Income Interest expense implied on notes payable to sellers — (215) N/A Interest expense, net (1,385) (5,255) -74% Other income 329 288 14% Total other (expense) $ (1,056) $ (5,182) -80% Net income before income taxes $ 10,547 $ 3,370 213% Income tax expense (2,755) (661) 317% Net Income $ 7,792 $ 2,709 188% Less: preferred dividends attributable to redeemable — (494) N/A noncontrolling interest Net Income Attributable to P10 $ 7,792 $ 2,215 252% Earnings per share Basic earnings per share $ 0.07 $ 0.04 88% Diluted earnings per share $ 0.06 $ 0.02 160% Weighted average shares outstanding, basic 117,193 62,465 Weighted average shares outstanding, diluted 121,537 66,577 1.The Notes: consolidated statements of operations for the three months ended 3/31/2022 and 3/31/2021 are unaudited. First Quarter 2022 Results 17

Non-GAAP Financial Measures (unaudited)

(Dollars in thousands except share and per share amounts)	Three Months Ended March 31, 2022 (unaudited)	Three Months Ended March 31, 2021 (unaudited)	Q1'22 vs Q1'21
GAAP Net Income	**$ 7,792**	**$ 2,215**	**252%**
Add back (Subtract):			
Depreciation & amortization	6,276	7,551	-17%
Interest expense, net	1,385	5,470	-75%
Income tax expense	2,755	661	317%
Non-recurring expenses	2,730	798	242%
Non-cash stock based compensation	1,515	424	257%
Adjusted EBITDA	**22,453**	**17,119**	**31%**
Less:			
Cash interest expense, net	(398)	(4,624)	-91%
Net cash received/(paid) income taxes	236	(407)	-158%
Adjusted Net Income	**22,291**	**12,088**	**84%**
ANI Earnings per Share			
Shares outstanding	117,193	62,465	
Diluted Shares outstanding	121,537	109,768	
ANI per share	$ 0.19	$ 0.19	0%
Diluted ANI per share	$ 0.18	$ 0.11	65%

Above is a calculation of our unaudited non-GAAP financial measures. These are not measures of financial performance under GAAP and should not be construed as a substitute for the most directly comparable GAAP measures, which are reconciled in the table above. These measures have limitations as analytical tools, and when assessing our operating performance, you should not consider these measures in isolation or as a substitute for GAAP measures. Other companies may calculate these measures differently than we do, limiting their usefulness as a comparative measure.

We use Adjusted Net Income, or ANI, as well as Adjusted EBITDA (Earnings Before Interest, Taxes, Depreciation and Amortization) to provide additional measures of profitability. We use the measures to assess our performance relative to our intended strategies, expected patterns of profitability, and budgets, and use the results of that assessment to adjust our future activities to the extent we deem necessary. ANI reflects our actual cash flows generated by our core operations. ANI is calculated as Adjusted EBITDA, less actual cash paid for interest and federal and state income taxes.

In order to compute Adjusted EBITDA, we adjust our GAAP Net Income for the following items:

- Expenses that typically do not require us to pay them in cash in the current period (such as depreciation, amortization and stock-based compensation)
- The cost of financing our business [continued in next column]
- Non-Recurring Transaction Fees include the following:
  - Acquisition-related expenses which reflect the actual costs incurred during the period for the acquisition of new businesses, which primarily consists of fees for professional services including legal, accounting, and advisory
  - Registration-related expenses include professional services associated with our prospectus process incurred during the period, and does not reflect expected regulatory, compliance, and other costs which may be incurred subsequent to our Initial Public Offering, and the effects of income taxes.

Adjusted Net Income reflects net cash paid for federal and state income taxes. In the first quarter of 2022 the Company received a state tax refund of $353,000, thus increasing Adjusted Net Income.

Fully Diluted ANI EPS calculations include the total of all common shares, stock options under the treasury stock method, and the redeemable non-controlling interests of P10 Intermediate converted to Class B stock as of each period presented.

First Quarter 2022 Results

P10

18

Consolidated Balance Sheets Assets Cash and cash equivalents $ 23,655 $ 40,916 Restricted cash 2,017 2,566 Accounts receivable 2,602 2,087 Note receivable 2,776 2,552 Due from related parties 18,871 13,124 Investment in unconsolidated subsidiaries 2,031 1,803 Prepaid expenses and other assets 4,055 4,759 Property and equipment, net 1,149 981 Right-of-use assets 14,193 14,789 Deferred tax assets, net 42,847 45,151 Intangibles, net 122,642 128,788 Goodwill 418,690 418,701 Total assets $ 655,528 $ 676,217 Liabilities And Stockholders’ Equity Liabilities Accounts payable $ 742 $ 401 Accrued expenses 10,714 12,474 Due to related parties 405 2,258 Other liabilities 13,727 1,808 Contingent consideration 23,090 22,963 Deferred revenues 11,929 12,953 Lease liabilities 15,296 15,700 Debt obligations 187,690 212,496 Total liabilities 263,593 281,053 Commitments And Contingencies (Note 14) Stockholders’ Equity Class A common stock, $0.001 par value; 510,000,000 shares authorized; 35,686,073 and 35,686,073 issued and outstanding as 35 34 of March 31, 2022, and 34,464,920 and 34,464,920 issued and outstanding December 31, 2021, respectively Class B common stock, $0.001 par value; 180,000,000 shares authorized; 81,630,126 shares issued and 81,506,674 shares outstanding as of March 31, 2022, 82,851,279 shares issued and 82,727,827 shares outstanding as of December 31, 2021, 82 83 respectively Treasury stock (273) (273) Additional paid-in-capital 639,384 650,405 Accumulated deficit (247,293) (255,085) Total stockholders’ equity 391,935 395,164 Total Liabilities And Stockholders’ Equity $ 655,528 $ 676,217 First Quarter 2022 Results 19

Consolidated Statements of Cash Flows (unaudited) Cash Flows From Operating Activities Net income 7,792 2,709 Adjustments to reconcile net income to net cash provided by operating    activities: Stock-based compensation 1,515 424 Depreciation expense 95 66 Amortization of intangibles 6,181 7,484 Amortization of debt issuance costs and debt discount 202 944 Income from unconsolidated subsidiaries (326) (220) Deferred tax expense 2,304 117 Remeasurement of contingent consideration 127 -Post close purchase price adjustment 11 -Change in operating assets and liabilities: Accounts receivable (515) (511) Due from related parties (5,747) 192 Prepaid expenses and other assets 634 703 Right-of-use assets 596 400 Accounts payable 341 (252) Accrued expenses (14,226) (250) Due to related parties (1,853) (2,200) Other liabilities 11,919 189 Deferred revenues (1,024) 134 Lease liabilities (404) (453) Net cash provided by operating activities 7,622 9,476 Cash Flows From Investing Activities Note receivable (231) -Proceeds from note receivable 7 -Investments in unconsolidated subsidiaries—(2,087) Proceeds from investments in unconsolidated subsidiaries 98 2,133 Software capitalization (35) -Post-closing payments for Enhanced working capital—(1,207) Purchases of property and equipment (263) (22) Net cash used in investing activities (424) (1,183) Cash Flows From Financing Activities Repayments on debt obligations (25,000) (7,258) Payments of contingent consideration—(414) Debt issuance costs (8) (27) Net cash used in financing activities (25,008) (7,699) Cash And Cash Equivalents And Restricted Cash, Beginning of Period 43,482 12,783 Cash And Cash Equivalents And Restricted Cash, End of Period 25,672 13,377 First Quarter 2022 Results 20

Tax Assets

Combination of Intangible Assets, Goodwill, and NOLs Generating Sustained, Long-Term Tax Benefits

Long-Term Tax Benefits

Tax Assets

(Mar-22)



$212M
Federal NOLs
Tax Assets
$525M
$313M
Goodwill & Intangibles Remaining Tax Amortization(1)

Commentary

- Tax basis intangible assets and tax-deductible goodwill – which are more than half of our tax assets – are available to reduce federal income tax ratably over fifteen years
- Currently, tax amortization relates to goodwill and intangibles acquired in tax years 2017 - 2021
- Management plans to pursue disciplined growth through acquisitions, which creates a step-up in basis that will likely generate additional intangibles and goodwill amortization that provides an additional federal and state tax deduction over fifteen years
- Federal NOLs are generally expected to be fully utilized before expiration
- With annual tax amortization and the use of the remaining NOL balance, the Company anticipates federal taxable income at $0 for several years [2]

Notes:
1. Goodwill and intangibles remaining tax amortization is the goodwill and intangibles balance net of tax amortization deducted from inception through March 31, 2022.
2. While we anticipate $0 of federal taxable income for several years, we will have some state and local income taxes.

First Quarter 2022 Results

P10

21

Highly Compelling Value Proposition Attractive Investment Thesis Premier, specialized private markets solutions provider operating in large and growing markets with increasing investor allocations Highly recurring revenue composed almost entirely of management and advisory fees earned primarily on committed capital from long-term, contractually locked up funds Strong investment performance across private markets driven by experience, investment process, and data advantage supporting the ability to grow and attract future funds Attractive and growing revenue base with highly recurring and well diversified revenue and strong margins Experienced management team with significant insider ownership, proven M&A track record, and supported by a deep bench of investment talent First Quarter 2022 Results 22

Key Terms & Supplemental Information Below is a description of our unaudited non-GAAP financial measures. These are not measures of financial performance under GAAP and should not be construed as a substitute for the most directly comparable GAAP measures. These measures have limitations as analytical tools, and when assessing our operating performance, you should not consider these measures in isolation or as a substitute for GAAP measures. Other companies may calculate these measures differently than we do, limiting their usefulness as a comparative measure. shares of P10 at the time the Company was listed on the NYSE. The simplest way to sell Class B shares is to first contact your broker and convert them to Class A shares, which can then be sold on the NYSE. Further note that Class B shares held by P10 insiders are under a lock up agreement. Please refer to our amended and restated certificate of incorporation for a full description of the Class A and Class B shares. Ownership Limitations: P10’s Certificate of Incorporation contains certain provisions for the protection of tax benefits relating to P10’s net operating losses. Such provisions generally void transfers of shares that would result in the creation of a new 4.99% shareholder or result in an existing 4.99% shareholder acquiring additional shares of P10. First Quarter 2022 Results 23

Disclaimers Performance Disclaimer The historical performance of our investments should not be considered as indicative of the future results of our investmentsorour operations or any returns expected on an investment in our Class A common stock. • Impact Equity excludes Low-Income Housing Tax Credits and New Markets Tax Credits which are not offered to non-bank investors. • Historic Tax Credit deals with a 1-year credit assume a 0% Management Fee and a 30% Profit Share. Historic Tax Credit deals witha 5-year credit assume a 0.5% Management Fee and a 20% Profit Share. IRRs for Historic Tax Credit transactions are not recorded as the credits trade at a discount to par. The IRRs reflected only represent Renewable Energy Tax Credit transactions and are the product of a very short hold period. First Quarter 2022 Results 24

DALLAS OFFICE Office: 4514 Cole Avenue Suite 1600 Dallas, Texas 75205 Tel: 214.865.7998 Website: p10alts.com Email:info@p10alts.com First Quarter 2022 Results